Exhibit 32.1

CERTIFICATION TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael Breen, Interim Chief Executive Officer of GT Biopharma, Inc. (the “Company”), hereby certify that, to the best of my knowledge:

(i) the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 1, 2023	By:	/s/ Michael Breen
	Name:	Michael Breen
	Title:	Interim Chief Executive Officer,
Executive Chairman of the Board (Principal Executive Officer)